UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2012

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As Gevo, Inc. (the “Company”) has previously disclosed, on June 12, 2012, the U.S. Federal District Court in the District of Delaware (the “Court”) issued a temporary order which states, in part, that the Company may not deliver, provide, distribute, ship, release, or transfer in any way bio-based isobutanol produced at the Company’s Luverne, Minnesota facility from recombinant yeast microorganisms to any third party for any use or purpose except that it may sell its bio-based isobutanol produced at the Luverne, Minnesota facility to Sasol Chemical Industries Limited for chemical applications and to the U.S. Air Force for jet fuel testing applications.

This temporary order will likely remain in place until the Court renders its decision on the pending motion for a preliminary injunction which was filed by Butamax Advanced Biofuels LLC on September 22, 2011 with respect to the alleged infringement by the Company of one or more claims made in U.S. Patent No. 7,993,889 entitled “Fermentive Production of Four Carbon Alcohols.” The Company believes that it has meritorious defenses to the infringement claims and intends to continue to vigorously defend this lawsuit.

Forward–Looking Statements

Certain statements in this Current Report on Form 8–K may constitute “forward–looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the Company’s ability to successfully enforce its intellectual property rights and defend its patents; the scope, validity and duration of the Company’s patent protection; the Company’s ability to raise sufficient capital to fund its operations, including any patent infringement litigation, and the impact of any such financing activity on the level of its stock price; the Company’s ability to operate its business without infringing the intellectual property rights of others; and other statements that are not purely statements of historical fact. These forward–looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward–looking statements. All such forward–looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ materially from the forward–looking statements contained herein are set forth in the Annual Report on Form 10–K of the Company for the year ended December 31, 2011, as amended, and in subsequent reports on Forms 10–Q and 8–K and other filings made with the Securities and Exchange Commission by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Mark Smith
Mark Smith
Chief Financial Officer

Date: June 18, 2012